UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2018

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 1900 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Cheniere Energy, Inc. (the “Company”) held its 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”) on May 17, 2018. There were 212,977,085 shares of the Company's common stock present or represented by proxy at the 2018 Annual Meeting. This represented approximately 90% of the Company's shares of common stock outstanding as of the record date of the 2018 Annual Meeting. Three proposals, as described in the Company's Proxy Statement dated April 13, 2018 (the “2018 Proxy Statement”), were voted upon at the 2018 Annual Meeting. The following is a brief description of the matters voted upon and the final voting results.

ITEM 1:	ELECTION OF DIRECTORS

Director	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
G. Andrea Botta	192,762,185	879,155	475,273	18,860,472
Jack A. Fusco	192,873,807	1,169,758	73,048	18,860,472
Vicky A. Bailey	192,033,315	2,006,054	77,244	18,860,472
Nuno Brandolini	189,317,374	4,712,075	87,164	18,860,472
David I. Foley	193,205,701	803,695	107,217	18,860,472
David B. Kilpatrick	189,754,964	4,247,774	113,875	18,860,472
Andrew Langham	191,735,316	2,274,743	106,554	18,860,472
Courtney R. Mather	178,771,056	15,172,653	172,904	18,860,472
Donald F. Robillard, Jr.	193,275,642	761,759	79,212	18,860,472
Neal A. Shear	193,167,517	863,771	85,325	18,860,472
Heather R. Zichal	191,212,386	2,787,201	117,026	18,860,472

Each of the director nominees was elected as a director to serve for a one-year term until the 2019 annual meeting of shareholders or until his or her successor is duly elected and qualified.

ITEM 2:	ADVISORY AND NON-BINDING VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS FOR 2017

	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
	139,934,088	53,850,845	331,680	18,860,472

In an advisory and non-binding vote, the shareholders approved the compensation paid for 2017 to the Company's named executive officers, as disclosed in the 2018 Proxy Statement.

ITEM 3:	RATIFICATION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018

	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
	212,602,642	160,967	213,476	—

The shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.
Date:	May 21, 2018	By:	/s/ Michael J. Wortley
		Name:	Michael J. Wortley
		Title:	Executive Vice President and
Chief Financial Officer